UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 28, 2005

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of October 1, 2005, providing for the issuance of First Franklin Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-FF10)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-127589	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                       None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of its First Franklin Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-FF10 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-127589) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,382,272,000 aggregate principal amount of Class A1, Class A2, Class A3, Class A4, Class A5, Class A6-M, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Certificates of its First Franklin  Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-FF10 on October 28, 2005.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated September 26, 2005, as supplemented by the Prospectus Supplement dated October 25, 2005 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of October 1, 2005, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services LLC, as Master Servicer, Clayton Fixed Income Services, Inc., as Credit Risk Manager, and U.S. Bank National Association, as Trustee.  The “Certificates” consist of the following classes: Class A1, Class A2, Class A3, Class A4, Class A5, Class A6-M, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class P, Class X, Class LT-R and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two pools of certain conventional, first lien, adjustable and fixed rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $1,401,899,229 as of October 1, 2005, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Trust Agreement dated as of October 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, Clayton Fixed Income Services, Inc., as Credit Risk Manager, and U.S. Bank National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of October 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Securitization Servicing Agreement dated as of October 1, 2005, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and National City Home Loan Services, Inc., as Servicer.

99.3

Interest Rate Swap Agreement, dated as of October 28, 2005, including schedule to the master agreement and confirmation, between ABN AMRO Bank N.V. and Supplemental Interest Trust, First Franklin Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-FF10.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By:     /s/ Ellen V. Kiernan

                               Name: Ellen V. Kiernan

       Title:   Senior Vice President

Dated: October 28, 2005

EXHIBIT INDEX

Exhibit No.

Description

4.1

Trust Agreement dated as of October 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, Clayton Fixed Income Services, Inc., as Credit Risk Manager, and U.S. Bank National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of October 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Securitization Servicing Agreement dated as of October 1, 2005, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and National City Home Loan Services, Inc., as Servicer.

99.3

Interest Rate Swap Agreement, dated as of October 28, 2005, including schedule to the master agreement and confirmation, between ABN AMRO Bank N.V. and Supplemental Interest Trust, First Franklin Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-FF10.